UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): July 28, 2022

Kyndryl Holdings, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40853 (Commission File Number)	86-1185492 (I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017
(Address of principal executive offices, and Zip Code)

212-896-2098
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)            On July 28, 2022, Kyndryl Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the amendment and restatement of the Kyndryl 2021 Long-Term Performance Plan (the “LTPP”), as described below. Also on July 28, 2022, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved an amendment to the Kyndryl Executive Severance Plan and Executive Retirement Policy (the “Severance Plan”), as described below.

Amendment and Restatement of the LTPP

At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the LTPP, which increased the number of shares of the Company’s common stock, par value $0.01 per share, issuable under the LTPP by 8,500,000 shares and made certain technical amendments and clarifications, such as to change the choice of law, jurisdiction and venue applicable to the LTPP and awards thereunder from Delaware to New York. The material features of the LTPP, as amended and restated, are described in the section entitled “Proposal 4—Approval of Amendment and Restatement of the Kyndryl 2021 Long-Term Performance Plan” on pages 77 through 88 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 14, 2022 (the “2022 Proxy Statement”) in connection with the Annual Meeting, which pages are incorporated herein by reference. The LTPP, as so amended and restated, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment to the Severance Plan

Each of Martin Schroeter, the Company’s Chairman and Chief Executive Officer, David Wyshner, the Company’s Chief Financial Officer, Elly Keinan, the Company’s Group President, Maryjo Charbonnier, the Company’s Chief Human Resources Officer, and Edward Sebold, the Company’s General Counsel and Secretary (together, the “Named Executive Officers”), in addition to certain other senior executives of the Company, is eligible to participate in the Severance Plan. The amendment approved by the Compensation Committee on July 28, 2022 provides that, in addition to the other benefits for which they are eligible under the Severance Plan in connection with a Termination Without Cause (as that term is defined in the Severance Plan), eligible participants in the Severance Plan, including the Named Executive Officers, who are terminated by the Company without Cause after reaching the age of 55 and completing 10 years of service to Kyndryl (including, for this purpose, service with International Business Machines Corporation (“IBM”) for individuals whose employment was transferred from IBM to Kyndryl in connection with Kyndryl’s spin-off from IBM as an independent publicly traded company) will also be eligible for continued vesting following termination of employment in their outstanding restricted stock units issued under the LTPP (the “Eligible Retirement Benefit”).

As with the other benefits provided under the Severance Plan, eligibility to receive the Eligible Retirement Benefit is subject to the execution and non-revocation of a separation agreement and general release that will include, among other things, a general release of claims in favor of the Company; confidentiality and trade secret commitments; a two-year non-solicitation covenant relating to Company employees; and, except where prohibited by law or otherwise waived by the Company, a two-year non-solicitation covenant relating to Company clients. The Eligible Retirement Benefit will also be subject to inclusion of a two-year non-competition commitment, except where prohibited by law or otherwise waived by the Company. Of the Named Executive Officers, Messrs. Schroeter, Keinan and Sebold currently meet the age and service conditions to receive the Eligible Retirement Benefit under the Severance Plan upon a Termination Without Cause.

The amendment to the Severance Plan is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting on July 28, 2022, the Company’s stockholders: (1) elected the persons listed below to serve as directors; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) voted, on an advisory basis, in favor of holding future advisory votes on executive compensation every year; (4) approved the amendment and restatement of the LTPP; and (5) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023. Each of these proposals is described in greater detail in the 2022 Proxy Statement. Set forth below are the voting results for these proposals.

Proposal 1—Election of Directors

Each director nominee received the support of more than 96% of the votes cast:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Janina Kugel	118,539,801	3,700,556	835,014	59,466,525
Denis Machuel	119,553,143	2,651,165	871,063	59,466,525
Rahul N. Merchant	119,555,653	2,650,722	868,996	59,466,525

Proposal 2—Advisory Vote to Approve Executive Compensation

81% of the votes present and entitled to vote approved the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,802,365	21,625,128	1,647,878	59,466,525

Proposal 3—Advisory Vote regarding Frequency of Future Advisory Votes on Executive Compensation

96% of the votes present and entitled to vote approved of holding future advisory votes on executive compensation every year:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
118,216,013	524,356	3,050,636	1,284,366	59,466,525

Proposal 4—Approval of Amendment and Restatement of the Kyndryl 2021 Long-Term Performance Plan

92% of the votes present and entitled to vote approved the amendment and restatement of the LTPP:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,338,188	8,264,831	1,472,352	59,466,525

Proposal 5—Ratification of the Appointment of the Independent Registered Public Accounting Firm

99% of the votes present and entitled to vote ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
180,368,819	1,216,900	956,177	0

In light of the vote with respect to Proposal 3 set forth above, the Company intends to include an advisory vote to approve the compensation paid to its named executive officers every year until the next required advisory vote on the frequency of future advisory votes on executive compensation. The Company is required to hold an advisory vote on frequency every six years.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Kyndryl 2021 Long-Term Performance Plan (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-8 filed on July 29, 2022)
10.2	Amendment to the Kyndryl Executive Severance Plan and Executive Retirement Policy
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2022

KYNDRYL HOLDINGS, INC.

By:	/s/ Edward Sebold
Name: Edward Sebold
Title: General Counsel and Secretary